UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 18, 2020
(Date of earliest event reported)

Glu Mobile Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33368	91-2143667
(Commission File Number)	(IRS Employer Identification No.)

875 Howard Street, Suite 100
San Francisco, California	94103
(Address of Principal Executive Offices)	(Zip Code)

(415) 800-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	GLUU	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Glu Mobile Inc. (“Glu”) held its 2020 Annual Meeting of Stockholders on June 18, 2020 (the “Annual Meeting”). At the Annual Meeting, Glu’s stockholders (1) elected four persons as Class I directors to Glu’s Board of Directors, each to serve until Glu’s annual meeting of stockholders to be held in 2023 and until his or her successor is elected and qualified, or until his or her death, resignation or removal; (2) approved the amendment and restatement of Glu’s 2007 Equity Incentive Plan; (3) approved, on an advisory basis, the compensation paid to Glu’s named executive officers; and (4) ratified the appointment of PricewaterhouseCoopers LLP as Glu’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The proposals are described in Glu’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2020.

Set forth below are the final results of the votes on each proposal.

1.	Election of four Class I Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
Darla Anderson	110,015,239	5,122,368	20,951,601
Ben Feder	105,069,255	10,068,352	20,951,601
Hany M. Nada	107,349,998	7,787,609	20,951,601
Benjamin T. Smith, IV	109,127,055	6,010,552	20,951,601

2.	Approval of the amendment and restatement of Glu’s 2007 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
88,068,315	26,963,128	106,164	20,951,601

3.	Advisory vote on compensation paid to Glu’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
112,569,471	2,449,795	118,341	20,951,601

4.	Ratification of the appointment of PricewaterhouseCoopers LLP as Glu’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

Votes For	Votes Against	Abstentions	Broker Non-Votes
134,305,446	1,671,586	112,176	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

Date:	June 22, 2020	By:	/s/ Scott J. Leichtner
		Name:	Scott J. Leichtner
		Title:	Vice President and General Counsel